Table of Contents

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Material

[_] Soliciting Material under §240.14a-12

Simulations Plus, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

_____________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

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2)	Form, Schedule or Registration Statement No.:

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3)	Filing Party:

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4)	Date Filed:

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held February 21, 2020

The Annual Meeting of Shareholders (“Meeting”) of Simulations Plus, Inc., a California corporation (the “Company”), will be held on Friday, February 21, 2020, at 2:00 p.m. Pacific Time, in the Company’s principal office at 42505 10th Street West, Lancaster, California 93534, for the following purposes:

1. To elect five (5) individuals to serve on the Company’s Board of Directors until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation, or removal.

2. To ratify the selection of Rose, Snyder, & Jacobs LLP as the independent registered public accounting firm for the Company for the fiscal year ended August 31, 2020.

3. To approve on an advisory, non-binding basis named executive officer compensation.

4. To approve on an advisory, non-binding basis the frequency of the shareholder advisory vote to approve named executive officer compensation.

5. To consider and transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Meeting, although only shareholders of record at the close of business on December 30, 2019, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. A list of shareholders entitled to vote at the Meeting will be open to inspection by the shareholders at the Company’s principal office, 42505 10th Street West, Lancaster, California 93534, for a period of 10 days prior to the Meeting and at the Meeting itself.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its shareholders. Therefore, the Board of Directors has approved each proposal and recommends that you vote FOR all of the foregoing proposals and FOR a frequency period of every 3 years for future advisory votes on named executive officer compensation.

Shares can be voted at the Meeting only if the holder thereof is present in person or represented by a proxy. To ensure that your shares are represented at the Meeting, we urge you to vote your shares promptly either by proxy over the internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. We encourage you to do so even if you plan to attend the Meeting in person. The prompt voting of your shares, regardless of the number you hold, will aid the Company in reducing the expense of additional proxy solicitation. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenter’s rights are not available with respect to the proposals to be voted on at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 21, 2020. This notice of meeting, the accompanying proxy statement, and our annual report to shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended August 31, 2019, will be available at www.proxyvote.com on or about January 10, 2020, and are available on our website www.simulations-plus.com.

By Order of the Board of Directors

/s/ John Kneisel

John Kneisel

Secretary

Lancaster, California

December 30, 2019

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

Why am I receiving these materials?	1
What am I voting on?	1
Who can vote at the annual meeting?	1
Am I a shareholder of record for purpose of the annual meeting?	1
What if my shares are held in an account at a brokerage firm, bank or dealer?	1
How do I vote?	2
If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?	2
How are votes counted?	3
How many “for” votes are needed to approve each proposal?	3
How many votes do I have?	3
What is the quorum requirement?	3
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?	3
What if I vote online or return a proxy card but do not make specific choices?	4
Can I change my vote after submitting my proxy?	4
Are dissenter’s rights available with respect to any proposal?	4
How can I find out the results of the voting at the annual meeting?	4
Who is paying for this proxy solicitation?	4

PROPOSAL No. 1: ELECTION OF DIRECTORS	5
Nomination of Directors	5
Information Concerning Directors	6
Vote Required	7
Board Recommendation	7

PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8
Background	8
Independent Registered Public Accounting Firm Fee Information	8
Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm	8
Vote Required	8
Board Recommendation	8

PROPOSAL No. 3 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	9
Vote Required	9
Board Recommendation	9

PROPOSAL No. 4 - ADVISORY VOTE TO AS TO WHETHER THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION SHOULD TAKE PLACE EVERY 1, 2 OR 3 YEARS	9
Vote Required	9
Board Recommendation	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
Section 16(a) Beneficial Ownership Reporting Compliance	11

BOARD MATTERS AND CORPORATE GOVERNANCE	11
Information Regarding the Board and Its Committees	11
Board Leadership Structure	13
Board’s Role in Risk Management	13
Shareholder Communications with the Board	13

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Simulations Plus, Inc.

42505 10th Street West

Lancaster, CA 93534

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 21, 2020

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Simulations Plus, Inc. (“we”, “us”, “our”, “Simulations Plus” or the “Company”) is making proxy materials, including this proxy statement (“Proxy Statement”) and the related proxy card, available to its shareholders via the internet on or about January 10, 2020 because its Board of Directors (the “Board”) is soliciting proxies to vote at the annual meeting of shareholders (“Meeting”) to be held on February 21, 2020, at 2:00 p.m. Pacific Time, at the Company’s principal executive offices located at 42505 10th Street West, Lancaster, California 93534.

What am I voting on?

There are four matters scheduled for a vote at the Meeting:

Proposal No. 1 – To elect five (5) individuals to the Board to serve until the next meeting of shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

Proposal No. 2 – To ratify the selection of Rose, Snyder, & Jacobs LLP (“RSJ”) as our independent registered public accounting firm for the fiscal year ending August 31, 2020.

Proposal No. 3 – To approve on an advisory, non-binding basis named executive officer compensation.

Proposal No. 4 – To approve on an advisory, non-binding basis the frequency of the shareholder advisory vote to approve named executive officer compensation.

Who can vote at the Meeting?

Only shareholders of record at the close of business on December 30, 2019, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. The Company’s common stock is its only class of voting securities. As of the record date, there were 17,624,139 shares of the Company’s common stock issued and outstanding.

Am I a shareholder of record for purpose of the Meeting?

If, on December 30, 2019, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are the shareholder of record for purposes of the Meeting.

What if my shares are held in an account at a brokerage firm, bank or dealer?

If, on December 30, 2019, your shares were held in an account at a brokerage firm, bank, or dealer (commonly referred to as being held in “street name”), and these proxy materials are being forwarded to you by the organization holding your account, the organization holding your account is considered the shareholder of record with respect to your shares for purposes of the Meeting, and you are considered the beneficial owner of such shares. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

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How do I vote?

With respect to the election of directors, you may either vote “for” any or all of the nominees proposed by the Board or you may abstain from voting for any or all of the nominees. For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting altogether.

Shareholders of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote your shares by proxy over the internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. Additionally, you may vote your shares in person at the Meeting.

If you are voting your shares by proxy over the internet, we request that you cast your vote by February 18, 2020, though you can cast your vote over the internet until 11:59 P.M. Eastern Time the day before the Meeting. If you are voting your shares by returning a proxy card, we request that you return your completed proxy card to us no later than February 10, 2020, though you can return your proxy card at any time as long as we receive it before voting begins at the Meeting. Please note that you may still attend the Meeting and vote in person, even if you have already voted by proxy via either the internet or mail.

Beneficial Owner: Shares Held in “Street Name”

If you are a beneficial owner of shares held in “street name,” you should have received instructions from the organization holding your shares that you must follow for your shares to be voted. The availability of telephonic or internet voting will depend on the voting process of such organization. Alternatively, you may vote in person at the Meeting, however, in order to do so you must obtain a “legal” proxy from the organization holding your shares and present it and proof of identification to the inspector of elections at the Meeting. Please contact the organization that holds your shares if you wish to obtain a “legal” proxy.

Regardless of how your shares are held, and whether or not you plan to attend the Meeting, we encourage you to vote your shares via the internet or by returning a proxy card to ensure that your vote is counted.

If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

If your shares are held in street name and you do not instruct your broker or other nominee on how to vote your shares, your broker or other nominee may exercise its discretion to vote your shares only on “routine” matters.

The election of directors, advisory, non-binding vote on named executive officer compensation, and advisory, non-binding vote on the frequency of the shareholder advisory vote on named executive officer compensation are considered non-routine matters. Consequently, without your voting instructions, your broker or other nominee cannot vote your shares on these proposals.

The proposal to ratify the selection of RSJ as our independent registered public accounting firm is considered a routine matter. Therefore, your broker or other nominee will be able to vote on that proposal even if it does not receive voting instructions from you.

If you do not provide voting instructions to your broker or other nominee on the election of directors, non-binding vote on named executive officer compensation, and advisory, non-binding vote on the frequency of the shareholder advisory vote on named executive officer compensation and your broker or other nominee votes your shares on the ratification of the selection of RSJ as our independent registered public accounting firm, your shares will be considered “broker non-votes” as to the election of directors, non-binding vote on named executive officer compensation, and advisory, non-binding vote on the frequency of the shareholder advisory vote on named executive officer compensation. A broker non-vote will not be considered shares voting or as votes cast with respect to the particular proposal. As a result, a broker non-vote will not have any effect on the outcome of the particular proposal.

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How are votes counted?

Votes will be counted by the Company’s corporate secretary who will separately count “for” and “against” votes (other than with respect to the election of directors as to which there is no “against” vote), abstentions, and “broker non-votes”.

How many “for” votes are needed to approve each proposal?

Proposal No. 1: The election of directors will be decided by a plurality of votes cast. Accordingly, the five nominees receiving the highest number of “for” votes will be elected. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: The ratification of the selection of RSJ as our independent registered public accounting firm must receive a “for” vote from the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Meeting. Abstentions will have the same effect as “against” votes. Brokers and other nominees generally will have discretionary authority to vote on this proposal because it is considered a routine matter under NASDAQ rules and, therefore, we do not expect broker non-votes with respect to this proposal.

Proposal No. 3: The approval on an advisory non-binding basis of the named executive officer compensation requires the affirmative vote of a majority of the shares of Common Stock present and voting at the meeting. Abstentions will have the same effect as “against” votes, and broker non-votes will have no effect.

Proposal No. 4: The approval on an advisory, non-binding basis of the frequency of the advisory vote on named executive officer compensation requires the affirmative vote of a plurality of the shares present and voting at the meeting for a one, two or three year frequency. Abstentions and broker non-votes will have no effect.

How many votes do I have?

Each shareholder of record as of December 30, 2019, is entitled to cast one vote for each share of our common stock held on each matter to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.

Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected, which is five (5), multiplied by the number of shares such shareholder is entitled to vote. This total number of votes may be cast for one nominee or may be distributed among as many nominees as the shareholder desires. Under California law, no shareholder can cumulate votes unless, prior to voting at the Meeting, such shareholder or any other shareholder entitled to vote has given notice of his or her intention to cumulate his or her votes at the Meeting. If any shareholder properly gives such notice, then all shareholders may cumulate their votes for the election of directors. Our Board does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event shares represented by proxies solicited by this Proxy Statement may be cumulated at the discretion of the proxy holders, in accordance with the recommendation of our Board.

What is the quorum requirement?

A quorum of shareholders is necessary to hold the Meeting. A quorum will be present if at least a majority of the outstanding shares on the record date are present either in person or by proxy at the Meeting. On the record date, December 30, 2019, there were 17,624,139 shares outstanding and entitled to vote. Accordingly, 8,812,070 shares must be present either in person or by proxy at the Meeting in order to establish a quorum at the Meeting.

If you submit a valid proxy (by internet or mail), regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Meeting for purposes of determining a quorum. Broker non-votes will also be counted as present at the Meeting for purposes of determining a quorum. If there is no quorum, a majority of the shares present either in person or by proxy at the Meeting may adjourn the Meeting to another date.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

If you receive more than one Notice of Internet Availability of Proxy Materials, then your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted at the Meeting.

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What if I vote online or return a proxy card but do not make specific choices?

If you vote online, or return a signed and dated proxy card, without marking any voting selections, all of your shares will be voted “for” the election of the nominees for director described herein, and “for” the ratification of RSJ as our independent registered public accounting firm. If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your Notice of Internet Availability of Proxy Materials or on your proxy card) will vote your shares using his or her best judgment.

Can I change my vote after submitting my proxy?

You can change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to that proposal at the Meeting. You may revoke your proxy in one of three ways:

•	By delivering to our corporate secretary (c/o John Kneisel, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534) a duly executed proxy bearing a date later than the date of the proxy you wish to revoke. Such later-dated proxy must be delivered before voting begins at the Meeting.

•	By delivering to our corporate secretary (c/o John Kneisel, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534) a written notice of revocation dated later than the date of the proxy you wish to revoke. Such written notice of revocation must be delivered before voting begins at the Meeting.

•	By attending the Meeting and voting in person. Bear in mind that simply attending the Meeting will not, by itself, revoke your proxy. In addition, please recall that if you are a beneficial owner of shares held in “street name” and wish to vote in person at the Meeting, you must obtain a “legal” proxy from the organization holding your shares and present it to the inspector of elections, along with proof of identification, at the Meeting.

Following the commencement of voting with respect to a proposal, you may not revoke your proxy or otherwise change your vote with respect to such proposal.

Are dissenter’s rights available with respect to any proposal?

Dissenter’s rights are not available with respect to any proposal to be voted on at the Meeting.

How can I find out the results of the voting at the Meeting?

Preliminary voting results are expected to be announced at the Meeting. We will report final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Meeting.

Who is paying for this proxy solicitation?

We are soliciting proxies from our shareholders on behalf of our Board and will pay for all costs incurred in connection with such solicitation. In addition to soliciting proxies by this proxy statement, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

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PROPOSAL No. 1: ELECTION OF DIRECTORS

Nomination of Directors

The Governance and Nominating Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1)	The appropriate size of the Board;
(2)	The Company’s needs with respect to the particular talents and experience of its directors; and

(3)	The knowledge, skills and experience of nominees, including experience in technology, business, finance, administration, and/or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its shareholders’ best interests, including diversity. Although the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees in its charter, the Nominating Committee states in its charter that it is committed to consideration of qualified directors of diverse gender, race, age, color, religion, national origin, sexual orientation, genetic information, marital status, disability or covered veterans’ status, and seeks nominees from a broad variety of sources. The Nominating Committee believes it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of an “independent director” under NASDAQ listing standards.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network of contacts to compile a list of candidates.

We do not have a formal policy concerning shareholder recommendations of nominees for director to the Nominating Committee as, to date, we have not received any recommendations from shareholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Shareholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, Simulations Plus, Inc., 42505 10th Street West, Lancaster, CA 93534, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understandings between any of our directors, nominees for directors or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. There are no familial relationships between any officers and directors of the Company.

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The Governance and Nominating Committee of the Board (the “Nominating Committee”) has recommended, and the board of directors has nominated, Walter S. Woltosz, Dr. David L. Ralph, Dr. John K. Paglia, Dr. Daniel Weiner, and Dr. Lisa LaVange as nominees for election as members of our board of directors at the Meeting. At the Meeting, five directors will be elected to the board of directors.

Information Concerning Directors

NAME	AGE	POSITION WITH THE COMPANY	ELECTED DIRECTOR SINCE
Walter S. Woltosz	74	Chairman of the Board	1996
Dr. David L. Ralph	72	Director	2012
Dr. John K. Paglia	52	Director	2014
Dr. Daniel Weiner	69	Director	2017
Dr. Lisa LaVange	66	Director	2019

WALTER S. WOLTOSZ is a co-founder of the Company and has served as its Chief Executive Officer until June 26, 2018 and as Chairman of the Board since its incorporation in July 1996. Mr. Woltosz’s knowledge of the industry and his 22 years of experience running Simulations Plus makes him a qualified candidate for the Board.

DR. DAVID L. RALPH has served as a Director of the Company since March 2012. Dr. Ralph is currently a Professor of Marketing at Pepperdine University, and has been on the faculty since 1968. Dr. Ralph is a member of the Pepperdine 2020 Strategic Planning Committee and the Marketing Task Force. Dr. Ralph also serves as the Chair of the Fully Employed MBA Program Administrative Committee and is a member of the University Faculty Council at Pepperdine. Dr. Ralph has consulted with key executives in a wide range of industries on marketing. Dr. Ralph also acted as President and Chief Executive Officer of Antelope Valley Christian School from 1986 to 2005. Dr. Ralph has served as the Associate Dean of The Graziadio School of Business and Management at Pepperdine University and currently serves as the Chair of the Department of Economics, Law, and Marketing. Dr. Ralph’s business experience, knowledge of business operations, and marketing skills makes him a qualified candidate for the Board.

DR. JOHN K. PAGLIA has been a Director of the Company since December 3, 2014. Dr. Paglia holds a Ph.D. in finance, an MBA, a B.S. in finance, and is a Certified Public Accountant and Chartered Financial Analyst. In 2000 he joined the faculty of Pepperdine University Graziadio School of Business where he is now Senior Associate Dean and Professor of Finance. He has held a number of leadership positions at Pepperdine including Director of the Pepperdine Private Capital Markets Project, Director of Accreditation, Department Chair for Accounting and Finance, Associate Dean for Fully Employed Programs, Executive Director for the Peate Institute for Entrepreneurship, and currently oversees the business school faculty in his role as Senior Associate Dean. For his groundbreaking research on the private capital markets, he was honored by the National Association of Certified Valuators and Analysts with the “Industry Titan” Award in 2016, the Alliance for Mergers & Acquisitions Advisors and Grant Thornton with a “Thought Leader of the Year Award” in 2012, and the Association for Corporate Growth with an “Excellence in M&A Award” in 2011. In 2016, he was also awarded with a contract with the Library of Congress as a private equity and venture capital expert to conduct research on the economic impacts of the Small Business Administration’s SBIC private equity program. In 2019 he was called on by the U.S. House of Representatives Committee on Small Business to provide expert congressional testimony during the hearing: SBA Management Review: Small Business Investment Company Program. We believe his knowledge of technical accounting issues and business experience qualify him as an expert in financial matters and as a qualified candidate for the Board.

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DR. DANIEL WEINER was appointed as a Director of the Company as of May 1, 2017. Dr. Weiner graduated from the University of Kentucky with a doctoral degree in Mathematical Statistics, with emphasis on compartmental modeling. Dr. Weiner served as an expert consultant to the U.S. Food and Drug Administration (FDA) on pharmacokinetic modeling and bioequivalence assessment. Dr. Weiner has held senior management positions at companies such as Merrell Dow Pharmaceuticals; Statistical Consultants, Inc.; Syntex Development Research; Certara/Pharsight; Quintiles; and IVAX Research. Dr. Weiner is an Adjunct Professor with the Division of Pharmacotherapy and Experimental Therapeutics in the School of Pharmacy, University of North Carolina and is an Affiliate Professor of Pharmacometrics, Center for Translational Medicine in the School of Pharmacy at the University of Maryland. He is the original designer/author of the WinNonlin family of PK/PD Modeling Software and is the co-author of Pharmacokinetic and Pharmacodynamic Data Analysis: Concepts and Applications. Dr. Weiner previously served as a Board member of DILIsym Services, Inc. (“DILIsym”), now a subsidiary of Simulations Plus, Inc. Dr. Weiner’s extensive industry knowledge, expertise, and experience makes him a qualified candidate for the Board.

DR. LISA LAVANGE was appointed as a Director of the Company as of May 1, 2019. Dr. LaVange graduated from the University of North Carolina with a doctoral degree in Biostatistics. Dr. LaVange currently serves as Professor and Associate Chair of the Department of Biostatistics in the Gillings School of Global Public Health at the University of North Carolina where she directs the establishment of a new Master's in Public Health (MPH) program and serves as Principal Investigator of the coordinating centers for two large and complex trial networks: the NICHD-sponsored Adolescent Medicine Trials in HIV/AIDS Interventions Network (ATN) and the NHLBI-sponsored Precision Medicine in Severe and Exacerbation-Prone Asthma Network (PreciSE) ); and the NIAMS-sponsored Back Pain Consortium Research Program (BACPAC), which is part of the NIH HEAL Initiative to curb the opioid crisis. From 2011 to 2017, Dr. LaVange served as Director of the Office of Biostatistics in the Center for Drug Evaluation and Research (CDER) at the U.S. Food and Drug Administration (FDA). Previously, she worked for six years at the largest pharmaceutical outsourcing services company in the U.S, Quintiles, Inc. (now IQVIA) serving as Vice President of Biostatistics for her last three years, and prior to this, served as Vice President, Biostatistics and Data Management, for Inspire Pharmaceuticals, Inc. Dr. LaVange is an elected fellow of the American Statistical Association (ASA) and was the 2018 ASA President. She is also former president of the Eastern North American Region of the International Biometric Society (ENAR-IBS) and former IBS Board member. Dr. LaVange’s extensive experience, knowledge, and industry expertise, makes her a qualified candidate for the Board.

Vote Required

Each of the five nominees for director must be elected by a plurality of votes cast by holders of our common stock entitled to vote at the Meeting.

Board Recommendation

The Board recommends that you vote all of your shares “for” the election to the Board of the nominees described in this Proposal No. 1.

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PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee of the Board has selected Rose, Snyder, & Jacobs, LLP (RSJ) as our independent registered public accounting firm for the fiscal year ending August 31, 2020 and has further directed us to submit the selection of RSJ as our independent registered public accounting firm for ratification by the shareholders at the Meeting. Neither our governing documents nor any applicable laws require shareholder ratification of the selection of RSJ as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of RSJ to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain RSJ. Even if the selection is ratified, however, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders.

Representatives of RSJ are not expected to be present at the Meeting. Accordingly, RSJ will not have an opportunity to make a statement or be available to respond to questions at the Meeting.

Independent Registered Public Accounting Firm Fee Information

The following table sets forth the aggregate fees billed by RSJ for the services indicated for each of the last two fiscal years:

	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Audit Fees (1)	$284,145	$242,590
Audit-Related Fees	–	–
Tax Fees (2)	54,185	64,520
All Other Fees	4,965	12,365
Total Fees	$343,295	$319,475

__________________
(1)	Includes fees for (i) the audit of our annual financial statements for the fiscal years ended August 31, 2019 and 2018 included in our Annual Reports on Form 10-K, (ii) the review of our interim period financial statements for fiscal years 2019 and 2018 included in our Quarterly Reports on Form 10-Q, (iii) Sarbanes-Oxley audit related services, and (iv) related services that are normally provided in connection with regulatory filings or engagements.

(2)	Represents the aggregate fees billed for tax compliance.

Audit Committee Policy Regarding Preapproval of Audit and Permissible Non-audit Services of Our Independent Registered Public Accounting Firm

The Audit Committee has adopted policies and procedures for the preapproval of all audit and non-audit services to be rendered by our independent registered public accounting firm. Under the policies and procedures, the Audit Committee generally preapproves specified services in defined categories up to specified amounts. Preapproval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. The Audit Committee has delegated the preapproval of services to the chairman of the Audit Committee who is required to report each preapproval to the full Audit Committee no later than its next meeting. All of the Audit Fees and Audit-Related Fees set forth in the table above were approved by the Audit Committee. The Audit Committee has approved RSJ to perform tax services for the Company for the years ended August 31, 2019 and 2020.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Meeting.

Board Recommendation

The Board recommends a vote “for” the ratification of the selection by the Audit Committee of RSJ as our independent registered public accounting firm for the fiscal year ended August 31, 2020.

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PROPOSAL No. 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14a of the Exchange Act, the Company is providing Shareholders with an advisory (non-binding) vote on compensation programs, that is sometimes referred to as “say on pay,” for our Named Executive Officers (as defined below). Accordingly, you may vote on the following resolution at the Meeting:

"RESOLVED, that the compensation paid to the Named Executed Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED."

This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined that, subject to the outcome of the advisory (non-binding) vote of Proposal No. 4 regarding the vote on frequency of shareholder votes on executive compensation, the Company will hold future advisory votes on executive compensation every 3 years.

We believe our executive compensation is structured in the manner that best serves the interests of the Company and its Shareholders. We encourage Shareholders to read the accompanying compensation tables and the related narrative disclosures for more information about the Company's executive compensation program.

Vote Required

To be approved on an advisory basis, this Proposal No. 3 must receive a “for” vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the Meeting. Abstentions will have the same effect as votes “against” Proposal No. 3; broker non-votes will have no effect.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “for” the approval of the Named Executive Officer compensation as disclosed in the accompanying compensation tables and the related narrative disclosure.

PROPOSAL No. 4 ADVISORY VOTE TO AS TO WHETHER THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION SHOULD TAKE PLACE EVERY 1, 2 OR 3 YEARS

In accordance with Section 14a of the Exchange Act, the Company is providing Shareholders with an advisory (non-binding) vote as to whether the advisory vote to approve Named Executive Officer compensation should occur every 1, 2 or 3 years. The Board recommends that shareholders vote to hold an advisory vote on executive compensation every third year.

The Board has determined that holding an advisory vote on executive compensation every three (3) years is the most appropriate policy for the Company at this time, and therefore recommends that future shareholder advisory votes on executive compensation occur every three (3) years.

While this shareholder vote on the frequency of future advisory votes on the compensation of our Named Executive Officers is merely advisory and will not be binding upon the Company or the Board, we value the opinions of our Shareholders and will consider the outcome of the vote when considering the frequency with which the compensation of our Named Executive Officers will be subject to an advisory, non-binding shareholder vote. The Board may decide that it is in the best interests of our Shareholders and the Company to hold an advisory vote to approve the compensation of our Named Executive Officers more or less frequently than the option approved by our Shareholders.

Vote Required

The frequency of the advisory, non-binding shareholder advisory vote to approve the compensation of our Named Executive Officers will be selected by a plurality of “for” votes by the shares of common stock present and entitled to vote either in person or by proxy at the Meeting. The option (every one, two or three years) receiving the highest number of “for” votes will be considered the frequency recommended by the Shareholders. Abstentions and broker non-votes will have no effect on the outcome of this Proposal No. 4.

Recommendation of the Board of Directors

The Board recommends that shareholders vote “for” a frequency period of every three (3) years for future advisory votes on the compensation of our Named Executive Officers.

9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 10, 2019, regarding the beneficial ownership of our common stock by (a) each person known to the Company to own beneficially more than 5% of our common stock, (b) each of our directors and director nominees, (c) each of our Named Executive Officers (as defined below), and (d) all of our current directors and executive officers as a group. Information with respect to beneficial ownership is based solely on a review of our capital stock transfer records and on publicly available filings made with SEC by or on behalf of the shareholders listed below.

The percent of class is calculated based on 17,624,139 shares of our common stock (net of treasury shares) outstanding as of December 10, 2019. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and for such persons includes shares of our common stock issuable to such persons pursuant to the exercise of stock options, warrants or other securities that are exercisable or convertible into shares of our common stock within 60 days of December 10, 2019.

Beneficial owner (1) (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Walter S. Woltosz (3)	5,043,927	27.81%
Shawn O’Connor (4)	16,000	*
John R. Kneisel (5)	29,420	*
John DiBella (6)	120,980	*
Dr. David L. Ralph (7)	22,919	*
Dr. John Paglia (8)	13,896	*
Dr. Daniel Weiner (9)	4,246	*
Dr. Lisa LaVange(10)	849	*
All directors and executive officers as a group (8 persons)	5,252,237	28.96%

__________________

*	Less than 1%

(1)	Unless otherwise indicated in the footnotes to the table, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.

(2)	The address of each director and executive officer is c/o the Company, 42505 10th Street West, Lancaster, California 93534-7059.

(3)	Consists of 5,040,327 shares of common stock and 3,600 shares of common stock underlying an option exercisable within 60 days of December 10, 2019. The common shares are held jointly with Ms. Virginia Woltosz.

(4)	Consists of 16,000 shares of common stock underlying an option exercisable within 60 days of December 11, 2019.

(5)	Consists of 4,400 shares of common stock and 25,020 shares of common stock underlying an option exercisable within 60 days of December 10, 2019.

(6)	Consists of 47,200 shares of common stock and 73,780 shares of common stock underlying an option exercisable within 60 days of December 10, 2019.

(7)	Consists of 15,294 shares of common stock and 7,625 shares of common stock underlying an option exercisable within 60 days of December 10, 2019.

(8)	Consists of 2,521 shares of common stock and 11,375 shares of common stock underlying an option exercisable within 60 days of December 10, 2019.

(9)	Consists of 3,955 shares of common stock and 291 shares of common stock underlying an option exercisable within 60 days of December 10, 2019.
(10)	Consists of 849 shares of common stock and -0- shares of common stock underlying an option exercisable within 60 days of December 10, 2019.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our issued and outstanding stock have filed the required reports in a timely manner during fiscal year 2019.

BOARD MATTERS AND CORPORATE GOVERNANCE

Information Regarding the Board and Its Committees

The Board met seven times during the fiscal year ended August 31, 2019. Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served that were held during the period for which he or she was a director or committee member, respectively.

The Board has three committees: Audit Committee, Compensation Committee, and Nominating Committee. The following table provides information for the current membership for each of the committees of the Board:

Name	Audit Committee		Compensation Committee		Nominating Committee
Dr. John K. Paglia	X	*	X		X
Dr. David Ralph	X		X		X	*
Dr. Daniel Weiner	X		X	*	X
Dr. Lisa LaVange	X		X		X

________________

* Committee Chairperson

Below is a description of each committee of the Board. The Board has determined that each member of each committee, and each member of the Board, except for Mr. Woltosz, is “independent” within the meaning of the applicable listing standards of the NASDAQ Stock Market, as well as applicable SEC rules and regulations and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(4) of the Exchange Act and bears direct responsibility for the appointment and termination, compensation, and oversight of the work of our independent registered public accounting firm, who reports directly to the Audit Committee. The Audit Committee operates pursuant to a charter that is available in the “Investors” section of our corporate website at www.simulations-plus.com, under “Investors – Shareholder Information”. The Audit Committee has received written disclosures and the letter from our independent registered public accounting firm pursuant to the applicable requirements of Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with the independent accountant the independent accountant’s independence. The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. Audit Committee members periodically meet separately with our management and independent registered public accounting firm to discuss issues and concerns, and the Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, in a confidential manner.

The Board has determined that Dr. Paglia qualifies as an “audit committee financial expert” in accordance with applicable SEC rules and as “independent” under the applicable NASDAQ listing standards. For a description of Dr. Paglia’s relevant experience, please refer to Dr. Paglia’s biography contained in the section above entitled “Proposal No. 1: Election of Directors”.

The Audit Committee met four times during the fiscal year ended August 31, 2019.

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In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2019 (the “2019 Form 10-K”). The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 16, Professional Standards, as adopted by the PCAOB. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the 2019 Form 10-K.

Audit Committee
John K. Paglia (Chair)
David Ralph
Daniel Weiner
Lisa LaVange

Compensation Committee

The Compensation Committee administers our executive compensation program and is responsible for establishing, implementing, and monitoring adherence to our philosophy with respect to executive compensation. The Compensation Committee is responsible for reviewing and making recommendations regarding the compensation of our Chief Executive Officer, as well as reviewing the compensation of other executive officers. The Compensation Committee serves as the administrative committee of the Company’s stock option plan and advises the Board on other incentive compensation plans and equity-based plans. The Compensation Committee has the sole authority to retain and terminate compensation consultants, independent legal counsel, and other advisers and has sole authority to approve any such consultant’s and or advisor’s fees associated with their duties. The committee’s charter is available on the company’s website at www.simulations-plus.com.

None of the members of the Compensation Committee during fiscal year 2019 has been an officer or employee of the Company, has had any relationship with the Company required to be disclosed as a related person transaction and none of our executive officers served on the compensation committee (or other committee serving an equivalent function) or board of any company that employed any member of our Compensation Committee or our board of directors during fiscal year 2019.

The Compensation Committee met three times during the fiscal year ended August 31, 2019.

Nominating Committee

The Nominating Committee makes recommendations to the Board regarding candidates for election to the Board, as well as the composition and size of the Board and its committees and qualifications for membership. In connection with performing their duties, the members of the Nominating Committee are fully empowered to engage one or more search firms to identify potential director candidates. The Nominating Committee is also charged with recommending the appointment of new directors to our Board, committee structure and membership, director compensation, and chief executive officer succession planning.

The Nominating Committee provides instructions in each annual proxy statement regarding how shareholders can make director nominations. The Nominating Committee does not have a formal policy for consideration of any director candidates recommended by shareholders, including the minimum qualifications for director candidates, as the Nominating Committee has never received a recommendation from a shareholder; however, any such nomination, if received, would be considered on an equal basis with candidates identified by the Nominating Committee. The Nominating Committee has not used any third party to identify, evaluate, or assist in identifying and/or evaluating potential nominees and to date has not paid any fee to any third party for such services. The committee’s charter is available on the company’s website at www.simulations-plus.com.

The Nominating Committee met five times during the fiscal year ended August 31, 2019.

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Board Leadership Structure

The Company’s Chairman of the Board served as Chief Executive Officer until June 26, 2018. Our current Chief Executive Officer and Chairman roles are now separate. The Board does not have a lead independent director and does not believe one is necessary. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.

Board’s Role in Risk Management

The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including risks related to financial reporting, compensation practices, and product developments. We believe the Board, as a whole, supports its role in risk oversight; our Chief Executive Officer, division Presidents, and our Chief Financial Officer are responsible for assessing and managing risks facing the Company day-to-day with other members of the Board providing oversight of such risk management.

Shareholder Communications with the Board

We have not adopted a formal process for shareholder communications with the Board. However, any shareholder comments and communications received by our Investor Relations personnel are forwarded to the Board or individual directors, as applicable, and appropriate responses are provided to shareholders in a timely manner. We believe that these informal communication efforts have proven effective and obviate the need for any formal process. Although we do not have a formal policy, members of the Board are expected to attend annual meetings of our shareholders. All of our directors attended the annual meeting of shareholders held in February 2019.

DIRECTOR COMPENSATION

During fiscal year 2019, compensation for non-employee directors consisted of the following:

Compensation	Effective August 1, 2019	Prior to August 1st, 2019
Annual cash stipend*	$40,000	11,000
Cash retainer per meeting attended	$2,500	2,500
Additional cash stipend per meeting in excess of 8 meetings per year	$3,500	0
Additional cash stipend for Audit Committee chairman (paid quarterly)	$10,000	1,500
Annual Stock grants*	$58,000	49,000

*Prorated for the time of service in the year a new director joins the Board.

On July 19, 2019, the Board reviewed and approved the Nominating Committee’s recommendation to grant its non-employee directors non-qualified options to purchase common stock (“Stock Options”) taking into consideration  market standards and that such compensation has not been adjusted for two years despite the strong financial growth the Company has undergone over the past two years. Options granted were; 5,000 each to Walter Woltosz and Dr. Lisa LaVange, and 10,000 each to Dr. David Ralph, Dr. Daniel Weiner, and Dr. John Paglia. Additionally, the Board approved that upon appointment, new members of the Board will be granted 5,000 non-qualified options to purchase common stock of the Company valued at the closing price of the Company’s common stock on the date of grant. Stock Options shall vest and become exercisable as follows: (i) no Option Shares will be vested prior to the Grant Date; and (ii) the balance of the Option Shares will vest annually on their anniversary date, 40% the first year, 30% the second and 30% the final year measured from the Grant Date, provided that there has not been a Termination of Service.

We also reimburse our directors for reasonable out-of-pocket expenses in connection with the attendance at board of directors and committee meetings. Mileage expense to attend meetings is reimbursed at the Internal Revenue Service defined rate for business use.

Dr. Grasela, one of our executive officers who served on the Board through April 30th, 2019, received no compensation for his service as a director in 2019.

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Director Compensation for Fiscal Year 2019

Name of Director	Fiscal Year	Fees earned or paid in cash ($)	Option Awards ($)	Stock Grants ($)	All other compensation ($)	Total ($)
		(a)	(b) (c)	(d)
Walter Woltosz	2019	25,000	54,100	45,665	0	124,765

Dr. David L. Ralph	2019	35,917	108,200	49,750	0	193,867

Dr. John K. Paglia	2019	42,250	108,200	49,750	0	200,200

Dr. Daniel Weiner	2019	35,917	108,200	49,750	0	193,867

Dr. Lisa LaVange	2019	11,083	54,100	17,080	0	82,263

__________________

(a)	Represents annual stipend and per meeting fees described above.

(b)	Amount represents the stock-based compensation expense recorded by us for the applicable year measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award. See the “Grants of Plan-Based Awards” table below.

(c)	As of August 31, 2019, the aggregate number of shares subject to outstanding stock options held by each non-employee director was as follows: Dr. Ralph – 18,750, Dr. Paglia – 22,500, Dr. Weiner – 10,416, Walt Woltosz – 31,400, and Dr. Lisa LaVange – 5,000

(d)	Stock grants issued to independent directors as compensation described above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons.

Other than as described below, we have not entered into any transactions with any of our directors, nominees for director, officers or principal shareholders, nor any associate or affiliate of the foregoing, and we are not currently considering any proposed transactions with such related persons in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years, and in which any such related person had or will have a direct or indirect material interest.

During the fiscal quarter ended August 31st, 2019, the Company made a payment to Dr. Daniel Weiner of $10,839 for equity in connection with the 2017 acquisition of DILIsym Services, Inc..

Review, Approval or Ratification of Transactions with Related Persons.

We have not adopted any formal procedures for the review or ratification, or standards for approval, of related-party transactions, but instead review such transactions on a case-by-case basis.

Interest of Certain Persons in Matters to be Acted Upon

Other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Determining Compensation

We rely on Board judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements, and long-term potential to enhance shareholder value.

The compensation of our Chief Executive Officer (“CEO”) is determined by the Compensation Committee. The salaries of all other officers are determined by the CEO and the Compensation Committee together. Option grants for all officers other than our CEO are recommended by the CEO and the Company’s Chief Financial Officer (“CFO”) and approved by the Compensation Committee. The Company has not retained a compensation consultant to date.

Executive Officers

NAME	AGE	POSITIONS WITH THE COMPANY	OFFICER SINCE
Shawn O’Connor	60	Chief Executive Officer	2018
John R. Kneisel	61	Chief Financial Officer	2013
John A. DiBella	40	President, Lancaster Division	2012
Thaddeus H. Grasela(1)	65	President, Buffalo Division	2014

__________________

(1)	Dr. Grasela resigned from his position as President, Buffalo Division in September 2019; he continues in a senior advisory capacity with a new two-year contract.

Set forth below is biographical information regarding each of our executive officers.

SHAWN O’CONNOR joined the Company in June 2018 as the Chief Executive Officer. Mr. O’Connor has more than 20 years of experience in high technology executive management. From 2011 to 2018, Mr. O’Connor was Chief Executive Officer, President and a director of Entelos, a provider of unique quantitative systems pharmacology software and services to the pharmaceutical drug development market. From 2002 to 2009 Mr. O’Connor served as Chief Executive Officer, President, and Chairman of Pharsight Corporation, a developer and marketer of software products and services that help pharmaceutical and biotechnology companies improve their decision-making in drug development and commercialization. From 1995 to 2000, Mr. O’Connor was with QRS Corporation in various positions including Chief Financial Officer and President and Chief Operating Officer. From 1988 to 1994, Mr. O’Connor was with Diasonics, Inc. in various positions including Chief Financial Officer. Mr. O’Connor earned a Bachelor of Science in business administration from the University of California at Berkeley and completed the Executive Education Program at Stanford University Graduate School of Business.

JOHN R. KNEISEL joined the Company in November 2013 and became the Chief Financial Officer that same month. Mr. Kneisel worked as the Western Regional Controller of Group 1 Automotive Inc. from August 2004 through October 2009. In November 2009, Mr. Kneisel started a consulting business providing outsourced financial management services (CFO and Controller) to small- to medium-sized companies. In October 2010, Mr. Kneisel became the CFO of Dreamhammer, Inc. where he worked until August 2012. At that time, Mr. Kneisel returned full time to his consulting practice until joining the Company. Mr. Kneisel began his career in public accounting, where he served as a general business consultant, assisting in the implementation of operation controls as well as providing assurance services to his clients.

JOHN DIBELLA joined the Company in June 2003 as a Modeling & Simulations Scientist. In 2005, Mr. DiBella moved to the Marketing and Sales Department, and worked as a Field Scientist. Mr. DiBella took over the Marketing and Sales Department and worked as Director until February 2012. Mr. DiBella was appointed Vice President of Marketing and Sales of the Company in March 2012. In September 2017, Mr. DiBella was appointed President of the Lancaster Division.

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THADDEUS GRASELA was a Director of the Company from the time the Company acquired Cognigen Corporation (“Cognigen”) also known as the Buffalo Division of the Company, on September 2, 2014 until April 2019. Dr. Grasela was the founder, President and Chief Executive Officer of Cognigen for 22 years prior to the acquisition and served as its President until September 2019. Dr. Grasela has had extensive experience in the strategic oversight of scientific consulting projects, promoting new revenue generation, managing profitability, and overseeing the growth of the organization. Dr. Grasela is a Fellow of the American Association of Pharmaceutical Scientists and Adjunct Professor in the Department of Pharmaceutical Sciences at the State University of New York at Buffalo. Dr. Grasela received his PharmD in 1979 from the Philadelphia College of Pharmacy and Science and his doctorate in Epidemiology from the University at Buffalo in 1999.

Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued for the fiscal years ended August 31, 2019 and 2018, by the Company to or for the benefit of our principal executive officer, and our two most highly compensated executive officers. We refer to these executive officers as our Named Executive Officers.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All other compensation ($)	Total ($)
			(a)	(b)	(c)
Shawn O’Connor[1]	2019	325,000	100,000	0	0	425,000
Chief Executive Officer	2018	54,167	0	313,242	0	367,409

Walter S. Woltosz [1]	2018	199,010	36,000	42,597	0	277,607
Chief Executive Officer

Thaddeus Grasela	2019	250,000	37,500	0	10,000	297,500
President Buffalo Division	2018	250,000	26,000	0	10,000	286,000

John R. Kneisel	2019	204,191	30,000	32,600	8,168	274,959
Chief Financial Officer	2018	193.166	21,840	0	7,727	222,733

John DiBella	2019	230,000	34,500	52,160	9.200	325,860
President Lancaster Division	2018	229,657	26,550	0	9,186	265,393

__________________

(a)	Amount represents bonus earned during the applicable year.

(b)	Amount represents the stock-based compensation expense recorded by us for the applicable year measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award. See the “Grants of Plan-Based Awards” table below.
[1]	Shawn O’Connor became the Chief Executive Officer on June 26, 2018 replacing Walter S. Woltosz.

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Grants of Plan-Based Awards

The following table discloses information about option grants to the Named Executive Officers during the fiscal year ended August 31, 2019.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base price of Option Awards	Grant Date Fair Value of Stock and Option Awards(b)
John Kneisel	12/11/18	5,000	$19.81	32,600
John DiBella	12/11/18	8,000	$19.81	$52,160

Total		13,000		$84,760

Outstanding Equity Awards at Fiscal Year-End 2019

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers at the end of fiscal year 2019.

Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards
	Number of Securities Underlying Unexercised Options (Exercisable) (a)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Shawn O’Connor	16,000	24,000	0	$23.75	6/26/2028
Total	16,000	24,000	0
John DiBella	0	8,000	0	$19.81	12/11/2028
	24,000	16,000	0	$10.05	2/23/2027
	6,180	4,120	0	$9.71	2/25/2026
	50,000	0	0	$6.85	8/28/2024
Total	80,180	28,120	0
John Kneisel	0	5,000	0	$19.81	12/11/2028
	10,000	15,000	0	$10.05	2/23/2027
	5,220	3,480	0	$9.71	2/25/2026
	13,200	0	0	$6.85	8/28/2024
Total	28,420	23,480	0
Thaddeus Grasela	3,880	5,820	0	$10.05	2/23/2027
	400	100	0	$6.85	9/24/2024
Total	4,280	5,920	0
Grand Total	128,880	81,520	0

__________________

(a)	All options vest as to 20% of the shares subject to the option on each of the first five anniversaries of the grant date and have a 10-year term, except for the options granted to Mr. O’Connor. Those options vest on each of the first three anniversaries of the grant date at a rate of 40%, 30%, and 30% of the shares subject to the option, respectively.

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Equity Compensation Plan Information

The following table provides information as of August 31, 2019 regarding our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,163,259	12.63	666,069
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	1,163,259	12.63	666,069

Employment and Other Compensation Agreements

Mr. O’Connor’s CEO Employment Agreement

In June 2018, the Company entered into an employment agreement with Mr. Shawn O’Connor for his services as our Chief Executive Officer, which was effective June 26, 2018 and continues until August 31, 2021. The agreement provided for an annual base salary of $325,000, a discretionary bonus of up to $150,000 during the first year of the agreement, ($100,000 was paid on this bonus for 2019) and a two-part bonus in the last 2 years of the agreement, a total of 1) up to $100,000 based on an EBITDA formula, and 2) up to $50,000 discretionary bonus as determined by the Board. The agreement called for the awarding of 40,000 stock options upon joining the company and calls for additional stock option awards of up to 25,000 annually to be determined by the Board.

The agreement also provides that we may terminate the agreement without cause upon thirty (30) days written notice, and that upon any such termination our only obligation to Mr. O’Connor would be for a payment equal to 6 months of salary. Further, the agreement provides that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. O’Connor upon any such termination would be limited to the payment of Mr. O’Connor’s salary and benefits through and until the effective date of any such termination.

A copy of this agreement was filed as an exhibit to the Current Form on Form 10-Q filed with the Securities and Exchange Commission on July 7, 2018.

Dr. Grasela’s Employment Agreement

On September 1, 2017, Thaddeus H. Grasela, Jr., Ph.D., entered into a two-year employment agreement as the President of its wholly-owned subsidiary Cognigen Corporation (also known as the Buffalo or Cognigen Division of the Company). Pursuant to the Grasela employment agreement, Dr. Grasela receives an annual base salary of $250,000, is eligible to receive Company stock options under the 2017 Simulations Plus, Inc. Stock Option Plan, as determined by the Board, and is eligible to receive an annual performance bonus in an amount not to exceed 15% of salary to be determined by the Compensation Committee of the Board. The Compensation Committee awarded Dr. Grasela a $37,500 performance bonus in September 2019.

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The agreement also provides that we may terminate the agreement without cause upon thirty (30) days written notice, and that upon any such termination our only obligation to Mr. Grasela would be for a payment equal to the greater of (i) 12 months of salary or (ii) the amount of salary for the remainder of the term of the agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. Grasela upon any such termination would be limited to the payment of Mr. Grasela’s salary and benefits through and until the effective date of any such termination.

A copy of this agreement was filed as an exhibit to the Current Form on Form 8-K filed with the Securities and Exchange Commission on September 6, 2017.

Mr. DiBella’s Employment Agreement

On September 1, 2017, John DiBella, entered into a two-year employment agreement as the President of the Lancaster Division of Simulations Plus. Pursuant to the Agreement, Mr. DiBella receives an annual base salary of $230,000, is eligible to receive Company stock options under the 2017 Simulations Plus, Inc. Stock Option Plan, as determined by the Board, and is eligible to receive an annual performance bonus in an amount not to exceed 15% of salary to be determined by the Compensation Committee of the Board. The Compensation Committee awarded Mr. DiBella a $34,500 performance bonus in September 2019.

The agreement also provides that we may terminate the agreement without cause upon thirty (30) days written notice, and that upon any such termination our only obligation to Mr. DiBella would be for a payment equal to the greater of (i) 12 months of salary or (ii) the amount of salary for the remainder of the term of the agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. DiBella upon any such termination would be limited to the payment of Mr. DiBella’s salary and benefits through and until the effective date of any such termination.

A copy of this agreement was filed as an exhibit to the Current Form on Form 8-K filed with the Securities and Exchange Commission on September 6, 2017.

Other Executive Officers

Bonuses for other executive officers are determined by a review of performance of executive officer as determined by the CEO with the approval by the Board.

Bonuses for other employees are determined by a supervisory review of performance of each employee taking into account factors such as attendance, attitude, longevity, productivity, skill level with respect to the position, and contribution to the Company’s profitability. Each division’s final budget for bonuses is determined by the CEO and CFO with the approval of the Board.

The Company provides 401(k) matching up to 4% of employees’ salaries or wages up to the U.S. Internal Revenue Service maximum allowable, regardless of their position within the Company.

There are no other perquisites or other benefits of any kind for any officer or any other employee or director of the Company.

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Option Exercises and Stock Vested

The following table and related notes summarize the exercise of stock options and/or SSARs and the vesting of other stock awards by the Named Executive Officers while they were serving as Named Executive Officers during fiscal year 2019.

Option Exercises and Stock Vested for Fiscal Year 2019

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Walter Woltosz	21,600	$436,104	—	—
Shawn O’Connor	—	—	—	—
John DiBella	5,000	$96,750	—	—
John Kneisel	—	—	—	—
Thaddeus Grasela	—	—	—	—

Termination or Change of Control

The following discussion summarizes certain information related to the total potential payments which would have been made to the Named Executive Officers in the event of termination of their employment with the Company, including in the event of a change of control, effective August 31, 2019, the last business day of fiscal year 2019.

Employment Agreements. As of August 31, 2019, three of the Named Executive Officers (Mr. O’Connor, Mr. Grasela and Mr. DiBella) are party to an employment agreement with the Company. Under the employment agreements, if we terminate the employment of any of these Named Executive Officers without cause, they will receive severance equal to six (6) or twelve (12) months’ salary or the Employee’s base salary for the remaining term of the agreement, whichever is greater. The Company has no further obligation to pay the Employee any other benefits or compensation. Under the terms of these agreements, following a termination of employment for any reason these officers are prohibited for a one-year period following termination from being employed by, owning, operating, controlling, or being connected with any business that competes with the Company. Each executive’s agreement also contains an indefinite non-disclosure provision for the protection of the Company’s confidential information and a one-year non-solicitation of Company employees.

20

HOUSEHOLDING INFORMATION

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

We have adopted householding for our shareholders who share an address. If you reside at the same address as another shareholder of the Company and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to: Renee Bouche, Simulations Plus, Inc., at 42505 10th Street West, Lancaster, CA 93534, or call (661) 723-7723. Upon your request, we will promptly deliver a separate copy to you.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly.

Any shareholders who share the same address and currently receive multiple copies of our proxy statements and annual reports, as applicable, and who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or the Company at the contact information listed above, to request information about householding.

SHAREHOLDER COMMUNICATIONS

Shareholders are encouraged to contact the Company with any requests for information or to communicate with the Board via telephone, mail, or through our web site investor information request form at: http://www.simulations-plus.com/InvestorForm.aspx or through the general information request page: http://www.simulations-plus.com/contact.aspx.

SHAREHOLDER PROPOSALS

Under certain circumstances, our shareholders are entitled to present proposals at shareholder meetings. Shareholders of the Company who intend to submit proposals, including proposals for director nominees, to the Company’s shareholders for inclusion in the Company’s proxy materials for the FY2020 Annual Meeting of Shareholders must submit such proposals to the Company no later than August 31, 2020, which is 120 calendar days before the date this Proxy Statement is released to shareholders, unless the date of the FY2020 Annual Meeting of the Shareholders has been changed by more than 30 days from the corresponding month and day of the 2019 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our proxy materials. Proposals received by the Company after such date will be considered untimely. Shareholder proposals should be directed to the attention of the Corporate Secretary of the Company, John Kneisel, at 42505 10th Street West, Lancaster, California 93534. The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

Shareholders who intend to submit proposals to the Company’s shareholders at the FY2020 Annual Meeting of Shareholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must, in order for such matters to be voted upon by the Company’s shareholders, give notice of such to the management of the Company by November 15, 2020, which is 45 calendar days before the date this Proxy Statement is released to shareholders, unless the corresponding date of the FY2020 Annual Meeting of the Shareholders has been changed by more than 30 days from the month and day of the 2019 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our Proxy materials. The persons named as proxies for the FY2020 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal not included in the Company’s proxy materials for the meeting, unless the Company receives notice of the proposal prior to the forty-five (45)-day deadline. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than those described above. However, if any other matters properly come before the Meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board.

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Appendix A

PROXY

SIMULATIONS PLUS, INC.
c/o BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Walter S. Woltosz 02 Dr. John K. Paglia 03 Dr. David L. Ralph 04 Dr. Daniel Weiner 05 Dr. Lisa LaVange

The Board of Directors recommends you vote FOR proposals 2 and 3.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
4 Approval on an advisory, non-binding basis of the frequency of the shareholder advisory vote on Named Executive Officer compensation.	☐	☐	☐	☐

NOTE: The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000434205_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com

PROXY

This proxy is solicited by the Board of Directors of Simulations Plus, Inc. for use at the Annual Meeting of Shareholders to be held on February 21, 2020.

The undersigned hereby appoints Walter S. Woltosz and John Kneisel, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California corporation, held of record by the undersigned on December 30, 2019, at the Annual Meeting of the Shareholders to be held at 42505 10th Street West, Lancaster, California at 2:00 p.m. Pacific Standard Time on February 21, 2020, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Meeting of Shareholders and Proxy Statement. **If no direction is given, this proxy will be voted "FOR" each of the director nominees listed below and "FOR" Proposals 2, 3 and 4 in the discretion of the proxy as to such other matters as may properly come before the meeting.**

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000434205_2 R1.0.1.18

*** Exercise Your *Right* to Vote ***

SIMULATIONS PLUS, INC.

SIMULATIONS PLUS, INC.
c/o BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

Meeting Information

Meeting Type: Annual Meeting
For holders as of: December 30, 2019
Date: February 21, 2020 **Time:** 2:00 PM PST
Location: 42505 10th Street West
Lancaster, California, 93534

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000434204_1 R1.0.1.18

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 09, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000434204_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Walter S. Woltosz   02 Dr. John K. Paglia   03 Dr. David L. Ralph   04 Dr. Daniel Weiner   05 Dr. Lisa LaVange

The Board of Directors recommends you vote FOR proposals 2 and 3.

3 Approval on an advisory, non-binding basis of Named Executive Officer compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

NOTE: The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

0000434204_3 R1.0.1.18